UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

SHAMIKA 2 GOLD, INC.

(Name of Registrant As Specified in Charter)

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Copies to:

Peter Campitiello, Esq.

Tarter Krinsky & Drogin LLP

1350 Broadway

New York, New York 10018

Tel: 212-216-8085

Fax: 212-216-8001

SHAMIKA 2 GOLD, INC.

1350 Broadway, 11th Floor

New York, New York 10018

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have authorized the attached Certificate of Amendment to the Amended and Restated Articles of Incorporation of Shamika 2 Gold, Inc. (the “Company”) to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of the Company’s authorized shares of capital stock from 310,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock, par value $0.00001 (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”) to 2,010,000,000 shares of capital stock, consisting of 2,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock (the “Amendment”);

These actions were approved by written consent on May 17, 2012 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes. Our directors and majority of the shareholders of our outstanding capital stock, as of the record date of May 17, 2012, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and out shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is first mailed to you on or about May 29, 2012.

Please feel free to call us at (212) 216-8000 should you have any questions on the enclosed Information Statement.

For the Board of Directors of SHAMIKA 2 GOLD, INC.

By:	/s/ Henry Riedl
Name: Henry Riedl Title: President, Chief Executive Officer Secretary and Interim Financial Officer

SHAMIKA 2 GOLD, INC.

1350 Broadway, 11th Floor

New York, New York 10018

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDER

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Shamika 2 Gold, Inc. (the “Company”) in connection with the proposed amendment to the Certificate of Amendment to the Amended and Restated Articles of Incorporation of the Company to from 310,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock, par value $0.00001 (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”) to 2,010,000,000 shares of capital stock, consisting of 2,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock (the “Amendment”). These actions were approved on May 17, 2012 by our Board of Directors and majority shareholders. This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Shamika 2 Gold, Inc., a Nevada corporation. The amendment to the Company’s Amended and Restated Articles of Incorporation is sometimes referred to as the “Amendment”.

SUMMARY OF CORPORATE ACTIONS

On May 17, 2012, our Board of Directors and the holder of a majority of the Company’s voting capital stock (the “Majority Shareholders”) approved the amendment to the Company’s Amended and Restated Articles of Incorporation which will authorize the Amendment. The Amendment was approved by written consent of the shareholders holding approximately 62.9% of our outstanding capital stock (the “Majority Shareholders”). Pursuant to the Nevada Revised Statutes, the Amendment is required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendment. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of May 17, 2012, there were 297,004,053 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about May 29, 2012 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of May 17, 2012 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our shareholders. No further vote of our shareholders is required.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENT IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q. What will I receive if the Amendment is completed?

A. Nothing. The Amendment will only modify the Amended and Restated Articles of Incorporation.

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing of the Amendment with the Secretary of State of Delaware, a copy of the Amended and Restated Certificate of Incorporation is attached to this information statement as Exhibit A. We expect to file the Amendment with the Secretary of State of Nevada no less than 20 days after this information statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of our voting stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING SHAREHOLDERS

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Shareholders.

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On May 17, 2012, our Board of Directors and Majority Shareholders, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendment. The Amendment is reflected in the Form of Certificate of Amendment to the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK FROM 310,000,000 TO 2,000,000,000

The Amendment authorizes the increase of the number of the Company’s authorized shares from 310,000,000, consisting of 300,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”) to 2,010,000,000, consisting of (a) 2,000,000,000 shares of Common Stock and (b) 10,000,000 shares of Preferred Stock. Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements. Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any transaction to date.

We do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval. It may also adversely affect the market price of our Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

Effective Time of the Amendment

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Amended and Restated Articles of Incorporation effectuating the creation of the Amendment with the Secretary of State of Nevada. The Amendment to our Amended and Restated Articles of Incorporation will become effective at the close of business on the date the Certificate of Amendment to the Amended and Restated Articles of Incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Certificate of Amendment to the Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A. The text of the Certificate of Amendment to the Amended and Restated Articles of Incorporation is subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendment.

No Appraisal Rights for the Amendment

Under Nevada law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares. The Company's Amended and Restated Articles of Incorporation authorizes the issuance of 300,000,000 shares of Common Stock, par value $0.00001 per share of which 297,004,053 shares were outstanding on May 17, 2012. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other. Holders of Common Stock have no cumulative voting rights. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its Common Stock is Continental Stock Transfer & Trust, 17 Battery Place, 8th Floor, New York, New York 10004 (212) 509-4000.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized and Outstanding Shares. The Company's Amended and Restated Articles of Incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.00001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof. As of May 10, 2012, there were 50,000 shares of Series A Convertible Preferred Stock issued and outstanding.

Series A Convertible Preferred Stock. Each share of Series A Preferred Stock is convertible into shares of Common Stock at the rate of 10 shares of common stock for each share of Series A Preferred Stock converted. Each share of Series A Preferred Stock shall be entitled to 10,000 votes on all matters which holders of the Company’s Common Stock are entitled to vote upon. The Series A Convertible Preferred Stock is not entitled to dividends or a liquidation preference.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 17, 2012 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of May 17, 2012 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock (1)
Kim Koffel(2)	225,000	*%
Henry Riedl(3)	608,026	*%
Terence Ortslan(4)	1,050,000	*%
All officers and directors as a group ( 3 persons)		*%

* Does not exceed 1% of the referenced class of securities

(1)	Applicable percentage ownership is based on 297,004,053 shares of common stock outstanding as of May 17, 2012, together with securities exercisable or convertible into shares of common stock within 60 days of May 17, 2012 for each stockholder Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of May 17, 2012 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 22,500 shares of Series A Convertible Preferred Stock (“Series A”) which is convertible into Common Stock at the rate of 10 shares of Common Stock per share of Series A and votes on all matters to which shareholders of the Corporation are entitled to vote on the bases of 10,000 votes for each shares of Series A.

(3)	Includes 383,026 shares of Common Stock and 22,500 shares of Series A Convertible Preferred Stock (“Series A”) which is convertible into Common Stock at the rate of 10 shares of Common Stock per share of Series A and votes on all matters to which shareholders of the Corporation are entitled to vote on the bases of 10,000 votes for each shares of Series A.

(4)	Includes 5,000 shares of Series A Convertible Preferred Stock (“Series A”) which is convertible into Common Stock at the rate of 10 shares of Common Stock per share of Series A and votes on all matters to which shareholders of the Corporation are entitled to vote on the bases of 10,000 votes for each shares of Series A.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0001330323) and contain important information about The Company and its finances, are incorporated into this Information Statement:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 was filed with the Commission on April 16, 2012.

•	Our Quarterly Reports on Form 10-Q filed for the quarters ending March 31, 2011, June 30, 2011 and September 30, 2011 were filed on May 17, 2011, August 11, 2011, and November 14, 2011 respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

SHAMIKA 2 GOLD, INC.

By:	/s/ Henry Riedl
Name: Henry Riedl Title: President, Chief Executive Officer, Secretary and Interim Financial Officer

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Appendix A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

SHAMIKA 2 GOLD, INC.

a Nevada Corporation

PURSUANT TO SECTIONS 78.385 AND 78.390 OF THE NEVADA

REVISED STATUTES

Shamika 2 Gold, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1. The name of the Corporation is Shamika 2 Gold, Inc. and the original Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on January 26, 2005.

2. The articles have been amended as follows:

Article III

(a) Authorized Capital Stock.

(i) The total number of shares of stock that the Corporation shall have authority to issue is 2,000,000,000, consisting of (i) 2,000,000,000 shares of Common Stock, par value $0.00001 per share ("Common Stock") and (ii) 10,000,000 shares of Preferred Stock, par value $0.00001 per share ("Preferred Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a last a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 62.9%.

Signed on: ______ __, 2012

By: ___________________

Name: Henry Riedl

Title: Authorized Officer

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